                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         June 10, 1998
-----------------------------------------------------------------------------
               (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
-----------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


Pennsylvania                           0-27942                    23-2828883
-----------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                        Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                      19401
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                  (610) 251-1600
-----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                  Not Applicable
----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
         ------------

    On June 10, 1998, Commonwealth Bancorp. Inc. (the "Company") announced that it has completed its previously announced program to repurchase 0.8 million shares of its outstanding common stock. For additional information, reference is made to the Press Release, dated June 10, 1998, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
        -------------------------------------------------------------------

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99       Press Release dated June 10, 1998

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             COMMONWEALTH BANCORP, INC.



Date:  June 11, 1998         By:  /s/Charles M. Johnston
                                  ---------------------------------
                                  Charles M. Johnston
                                  Chief Financial Officer